                             SUBSCRIPTION AGREEMENT


     SUBSCRIPTION AGREEMENT (this "AGREEMENT") dated as of December 8, 1998, by and among DeCrane Holdings Co., a Delaware corporation (the "COMPANY") and
[          ] (the "INVESTOR").

     WHEREAS, the Investor desires to subscribe for, and the Company desires to issue to the Investor, the number of shares of common stock, par value $0.01 per share (the "COMMON STOCK"), and the number of shares of preferred stock, par value $0.01 per share (the "PREFFERED STOCK"), of the Company set forth on Exhibit A hereto (such shares of Common Stock and Preferred Stock to be subscribed for by the Investor and issued to the Investor by the Company, the "SHARES").

     NOW, THEREFORE, IT IS AGREED:


                                   ARTICLE I
                     ISSUANCE OF SHARES; CONSIDERATION


     Section 1.01. ISSUANCE OF SHARES. Upon the terms set forth in this Agreement, the Company hereby agrees to issue to the Investor, and the Investor hereby subscribes for, the Shares.

     Section 1.02. SUBSCRIPTION. In consideration for the issuance by the Company of the Shares, the Investor shall:

             (a) pay to the Company, by wire transfer of immediately available funds to an account specified by the Company, an amount equal to 50% of the aggregate subscription price set forth on Exhibit A hereto; and

             (b) execute and deliver to the Company a Promissory Note and Pledge Agreement (the "PROMISSORY NOTE AND PLEDGE") in the form of Exhibit C hereto in a principal amount equal to 50% of the aggregate subscription price set forth on Exhibit A hereto.

     Section 1.03. INVESTORS' AGREEMENT. As a condition to the issuance of the Shares, the Investor shall execute and deliver to the Company an agreement in the form of Exhibit B hereto, pursuant to which the Investor agrees to be bound by the terms of the Amended and Restated Investors' Agreement, dated as of October 2, 1998, by and among the Company and the stockholders of the Company named therein (the "DLJ ENTITIES").

                                   ARTICLE II
                       REPRESENTATIONS OF THE COMPANY


     Section 2.01. CORPORATE EXISTENCE AND POWER. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware. The company has all corporate power to own its properties and to carry on its business as now conducted.

     Section 2.02. AUTHORITY AND APPROVAL. The execution and delivery of this Agreement are within the corporate powers of the Company and have been duly authorized by all necessary corporate action on the part of the Company. This Agreement constitutes a legal, valued and binding agreement of the Company, enforceable against it in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

     Section 2.03. SHARES. When issued to the Investor in accordance with the terms hereof, the Shares will be duly authorized, validly issued, fully paid and non-assessable.

     Section 2.04. CAPITALIZATION. As of November 9, 1998, the authorized capital stock of the Company consisted of (i) 3,500,00 shares of Common Stock, of which 2,826,087 shares were issued and outstanding as of such date, and
(ii) 2,500,000 shares of Preferred Stock, of which 340,000 shares were issued and outstanding as of such date. Except for (i) the Preferred Stock, and (ii) warrants to purchase an aggregate of 155,000 shares of Common Stock issued to the DLJ Entities on October 2, 1998 and warrants to purchase an aggregate of 155,000 shares of Common Stock issued in connection with the Company's 12% Senior Subordinated Notes due 2008 on October 5, 1998, as of November 9, 1998 there were no outstanding securities convertible into or exchangeable for the capital stock of the Company and no outstanding options, rights or warrants to purchase or subscribe for any shares of the capital stock of the Company.

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                                  ARTICLE III
                        REPRESENTATIONS OF THE INVESTOR


     Section 3.01. AUTHORIZATION. The Investor has full power and authority to enter into this Agreement and the Promissory Note and Pledge and to perform his obligations hereunder and thereunder.

     Section 3.02. ENFORCEABILITY. Each of this Agreement and the Promissory Note and Pledge has been duly executed and delivered by the Investor and constitutes a legal, valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

     Section 3.03. PRIVATE PLACEMENT. (a) The Investor understands that the offering and sale of the Shares to the Investor as contemplated hereby is intended to be exempt from registration under the Securities Act of 1933, as amended (the "1933 ACT") pursuant to Regulation D and Section 4(2) thereunder.

             (b) The Shares to be acquired by the Investor pursuant to this Agreement are being acquired for his own account for investment and without a view to the public distribution of the shares or any interest therein. The Investor understands that the Shares may not be transferred or sold unless registered under the 1933 Act or an exemption from such registration becomes available.

             (c) The Investor has sufficient knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of his investment in the Shares and the Investor is capable of bearing the economic risks of such investment, including a complete loss of his investment in the Shares.

             (d) The Investor has been given the opportunity to ask questions of and receive answers from the Company concerning the Company, the Shares and other related matters. The Investor further represents and warrants to the Company that he has been furnished with all information he deems necessary or desirable to evaluate the merits and risks of the acquisition of the Shares and that the Company has made available to the Investor or his agents all documents and information relating to an investment in the Shares requested by or on behalf of the Investor. In evaluating the suitability of an investment in the Shares, the Investor has not relied upon any other representations or other information (other than as contemplated by the preceding sentences) whether oral or written made by or on behalf of the Company.

             (e) The Investor is an "Accredited Investor" as such term is defined in Regulation D under the 1933 Act.

                                   ARTICLE IV
                                  MISCELLANEOUS

     Section 4.01. NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including facsimile transmission to the recipient's then current facsimile number) and shall be given, if to the Investor, to:

             [             ]
             c/o Global Technology Partners, LLC
             1300 I Street, N.W.
             Suite 220 East
             Washington, D.C. 20005
             Fax: (202) 289-3222

     if to the Company, to:

             DeCrane Holdings Co.
             2361 Rosecrans Avenue
             Suite 180
             El Segundo, Ca 90245
             Attn: R. Jack DeCrane
             Fax: (310) 643-0746

     Section 4.02. AMENDMENTS AND WAIVERS. Any provision of this Agreement may be amended modified, supplemented or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement, or in the case of a waiver, by the party against whom the waiver is to be effective.

     Section 4.03. SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; PROVIDED that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of each other party hereto.

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

     Section 4.05. COUNTERPARTS; THIRD PARTY BENEFICIARIES. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other party hereto. No provision of this Agreement is intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

     Section 4.06. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of this AGreement and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter of this Agreement.

     Section 4.04. CAPTIONS. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

     Section 4.08. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with laws of the State of New York.

     IN WITNESS WHEREOF, the Investor has executed this Agreement and the Company has caused its corporate name to be hereunto subscribed by its officers thereunto duly authorized, all as of the day and year first above written.


                                       DECRANE HOLDINGS. CO.


                                       By:
                                          --------------------------------
                                          Name:
                                          Title:


                                       INVESTOR


                                       By:
                                          -------------------------------
                                          Name:



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